Taxes on Income	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Taxes on Income	Taxes on Income
On December 22, 2017, the U.S. government enacted comprehensive tax legislation which we refer to as U.S. Tax Reform. U.S. Tax Reform implemented a new system of taxation for non-U.S. earnings which eliminated U.S. federal income taxes on dividends from certain foreign subsidiaries and imposed a one-time transition tax on the deemed repatriation of undistributed earnings of certain foreign subsidiaries that is payable over eight years.
Following numerous regulations, notices, and other formal guidance published by the Internal Revenue Service (“IRS”), U.S. Department of Treasury, and various state taxing authorities, the Company completed its accounting for the transition tax and has elected to pay its $15.5 million transition tax in installments over eight years as permitted under U.S. Tax Reform. As of December 31, 2022, $6.9 million in installments have been paid with the remaining $8.6 million to be paid through installments in future years.
As of December 31, 2022, the Company has a deferred tax liability of $6.8 million on certain undistributed foreign earnings, which primarily represents the Company’s estimate of the non-U.S. income taxes the Company will incur to ultimately remit certain earnings to the U.S. The Company’s reinvestment assertions as further explained below.
Taxes on income before equity in net income of associated companies for the years ended December 31, 2022, 2021 and 2020 are as follows:

	2022	2021	2020
Current:
Federal	$(708)	$955	$(1,359)
State	1,450	2,115	1,171
Foreign	34,735	44,375	33,173
	35,477	47,445	32,985
Deferred:
Federal	(2,798)	(3,863)	(28,437)
State	(713)	(3,117)	(3,087)
Foreign	(7,041)	(5,526)	(6,757)
Total	$24,925	$34,939	$(5,296)
The components of earnings before income taxes for the years ended December 31, 2022, 2021 and 2020 are as follows:

	2022	2021	2020
U.S.	$(4,933)	$7,263	$(66,585)
Foreign	12,051	139,728	93,724
Total	$7,118	$146,991	$27,139
Total deferred tax assets and liabilities are composed of the following as of December 31, 2022 and 2021:

	2022	2021
Retirement benefits	$8,469	$11,860
Allowance for credit losses	2,246	2,155
Insurance and litigation reserves	716	675
Performance incentives	3,327	2,881
Equity-based compensation	2,723	1,920
Prepaid expense	486	460
Operating loss carryforward	20,519	18,544
Foreign tax credit and other credits	5,506	16,285
Interest	9,928	9,940
Restructuring reserves	791	631
Right of use lease assets	8,440	8,322
Inventory reserves	2,967	2,941
Research and development	11,936	8,832
Other	4,307	2,846
	82,361	88,292
Valuation allowance	(11,730)	(17,400)
Total deferred tax assets, net	$70,631	$70,892
Depreciation	11,935	11,580
Foreign pension and other	2,691	2,332
Intangibles	182,838	197,066
Lease liabilities	9,590	8,421
Outside basis in equity investment	5,886	5,999
Unremitted Earnings	6,766	8,381
Total deferred tax liabilities	$219,706	$233,779
The Company has $7.4 million of deferred tax assets related to state net operating losses. Management analyzed the expected impact of the reversal of existing taxable temporary differences, considered expiration dates, analyzed current state tax laws, and determined that $1.7 million of state net operating loss carryforwards is expected to be realized as a future benefit based on the reversal of deferred tax liabilities. Accordingly, a partial valuation allowance of $5.7 million has been established. These state net operating losses are subject to various carryforward periods of 5 years to 20 years or an indefinite carryforward period. An additional $0.9 million of valuation allowance was established for other net state deferred tax assets.
The Company has $13.1 million of deferred tax assets related to foreign net operating loss carryforwards. A partial valuation allowance of $2.3 million has been established against this amount resulting in a net $10.8 million expected future benefit. These foreign net operating losses are subject to various carryforward periods with the majority having an indefinite carryforward period. An additional partial valuation allowance of $1.5 million has been established against certain other foreign deferred tax assets.
In conjunction with the Combination, the Company acquired foreign tax credit deferred tax assets of $41.8 million expiring between 2019 and 2028. Foreign tax credits may be carried forward for 10 years. Management analyzed the expected impact of the utilization of foreign tax credits based on certain assumptions such as projected U.S. taxable income, overall domestic loss recapture, and annual limitations due to the ownership change under the Internal Revenue Code. The Company had a foreign tax credit carry forward of $5.2 million and $15.9 million as of December 31, 2022 and 2021, respectively, with a $1.3 million and $5.8 million valuation allowance as of December 31, 2022 and 2021, respectively, reflecting the amount of credits that are not expected to be utilized before expiration.
The Company also acquired disallowed interest deferred tax assets of $14.0 million as part of the Combination. Disallowed interest may be carried forward indefinitely. Management analyzed the expected impact of the utilization of disallowed interest carryforwards based on projected US taxable income and determined that the Company will utilize all expected future benefits by 2028. As of December 31, 2022, the Company had a net realizable disallowed interest carryforward of $10.1 million on its balance sheet related to its US operations and $0.6 million related to non-US operations.
As of December 31, 2022, the Company had deferred tax liabilities of $169.4 million primarily related to the step-up in intangibles resulting from the Combination and Norman Hay acquisition.
As part of the Combination, the Company acquired a 50% interest in the Korea Houghton Corporation joint venture and has recorded a $5.9 million deferred tax liability for its outside basis difference.
The following are the changes in the Company’s deferred tax asset valuation allowance for the years ended December 31, 2022, 2021 and 2020:

	Balance at Beginning of Period	Purchase Accounting Adjustments	Additional Valuation Allowance	Allowance Utilization and Other	Effect of Exchange Rate Changes	Balance at End of Period
Valuation Allowance
Year ended December 31, 2022	$17,400	$—	$1,326	$(6,789)	$(207)	$11,730
Year ended December 31, 2021	$21,511	$—	$29	$(4,470)	$330	$17,400
Year ended December 31, 2020	$13,834	$7,148	$2,738	$(2,153)	$(56)	$21,511
The Company’s net deferred tax assets and liabilities are classified in the Consolidated Balance Sheets as of December 31, 2022 and 2021 as follows:

	2022	2021
Non-current deferred tax assets	$11,218	$16,138
Non-current deferred tax liabilities	160,294	179,025
Net deferred tax liability	$(149,076)	$(162,887)
The following is a reconciliation of income taxes at the Federal statutory rate with income taxes recorded by the Company for the years ended December 31, 2022, 2021 and 2020. Certain immaterial reclassifications within the presentation of the reconciliation of income taxes have been made to the years ended December 31, 2021 and 2020:

	2022	2021	2020
Income tax provision at the Federal statutory tax rate	$1,495	$30,868	$5,699
Unremitted earnings	(1,839)	1,841	(2,308)
Tax law changes / reform	823	1,955	(1,059)
U.S. tax on foreign operations	4,864	10,479	5,140
Pension settlement	—	—	(2,247)
Foreign derived intangible income	(917)	(8,698)	(7,339)
Non-deductible acquisition expenses	45	129	131
Withholding taxes	7,785	6,584	7,809
Foreign tax credits	(5,850)	(14,725)	(4,699)
Share-based compensation	1,234	600	335
Foreign tax rate differential	4,782	1,712	332
Research and development credit	(1,757)	(1,685)	(1,018)
Audit Settlements	2,697	1,378	807
Uncertain tax positions	(6,375)	519	1,990
State income tax provisions, net	432	(1,446)	(2,245)
Non-deductible meals and entertainment	146	426	290
Intercompany transfer of intangible assets	(1,932)	4,347	(4,384)
Goodwill Impairment	19,550	—	—
Miscellaneous items, net	(258)	655	(2,530)
Taxes on income before equity in net income of associated companies	$24,925	$34,939	$(5,296)
Pursuant to U.S. Tax Reform, the Company recorded a $15.5 million transition tax liability for U.S. income taxes on the undistributed earnings of non-U.S. subsidiaries. However, the Company may also be subject to other taxes, such as withholding taxes and dividend distribution taxes, if these undistributed earnings are ultimately remitted to the U.S. As a result of the Combination, additional third-party debt was incurred resulting in the Company re-evaluating its global cash strategy in order to meet its goal of reducing leverage in upcoming years. As of December 31, 2022, the Company has a deferred tax liability $6.8 million, which primarily represents the estimate of the non-U.S. taxes the Company will incur to ultimately remit these earnings to the U.S. It is the Company’s current intention to reinvest its additional undistributed earnings of non-U.S. subsidiaries to support working capital needs and certain other growth initiatives outside of the U.S. The amount of such undistributed earnings at December 31, 2022 was approximately $424.7 million. Any tax liability which might result from ultimate remittance of these earnings is expected to be substantially offset by foreign tax credits (subject to certain limitations). It is currently impractical to estimate any such incremental tax expense.
As of December 31, 2022, the Company’s cumulative liability for gross unrecognized tax benefits was $16.3 million. The Company had accrued approximately $1.3 million for cumulative penalties and $2.7 million for cumulative interest as of December 31, 2022. As of December 31, 2021, the Company’s cumulative liability for gross unrecognized tax benefits was $22.5 million. The Company had accrued approximately $3.1 million for cumulative penalties and $3.1 million for cumulative interest as of December 31, 2021.
The Company continues to recognize interest and penalties associated with uncertain tax positions as a component of tax expense on income before equity in net income of associated companies in its Consolidated Statements of Operations. The Company recognized a benefit of $1.7 million for penalties and a benefit of $0.3 million for interest (net of expirations and settlements) in its Consolidated Statement of Income for the year ended December 31, 2022, a benefit of $0.5 million for penalties and an expense of $0.3 million for interest (net of expirations and settlements) in its Consolidated Statement of Income for the year ended December 31, 2021, and an expense of less than $0.1 million for penalties and an expense of $0.6 million for interest (net of expirations and settlements) in its Consolidated Statement of Income for the year ended December 31, 2020.
The Company estimates that during the year ending December 31, 2022, it will reduce its cumulative liability for gross unrecognized tax benefits by approximately $4.9 million due to the expiration of the statute of limitations with regard to certain tax positions. This estimated reduction in the cumulative liability for unrecognized tax benefits does not consider any increase in liability for unrecognized tax benefits with regard to existing tax positions or any increase in cumulative liability for unrecognized tax benefits with regard to new tax positions for the year ending December 31, 2022.
A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31, 2022, 2021 and 2020, respectively, is as follows:

	2022	2021	2020
Unrecognized tax benefits as of January 1	$22,464	$22,152	$19,097
(Decrease) increase in unrecognized tax benefits taken in prior periods	(1,174)	1,002	2,025
Increase in unrecognized tax benefits taken in current period	953	2,915	3,095
Decrease in unrecognized tax benefits due to lapse of statute of limitations	(2,378)	(1,527)	(2,024)
Decrease in unrecognized tax benefits due to audit settlements	(2,509)	(1,104)	(1,635)
Increase in unrecognized tax benefits due to acquisition	—	—	597
(Decrease) increase due to foreign exchange rates	(1,016)	(974)	997
Unrecognized tax benefits as of December 31	$16,340	$22,464	$22,152
The amount of net unrecognized tax benefits above that, if recognized, would impact the Company’s tax expense and effective tax rate is $10.2 million, $15.2 million and $14.7 million for the years ended December 31, 2022, 2021 and 2020, respectively.
The Company and its subsidiaries are subject to U.S. Federal income tax, as well as the income tax of various state and foreign tax jurisdictions. Tax years that remain subject to examination by major tax jurisdictions include Italy from 2007, Brazil from 2011, the Netherlands from 2016, Canada, China, Mexico, Germany, Spain and the U.S. from 2018, the United Kingdom from 2019, India from fiscal year beginning April 1, 2017 and ending March 31, 2018, and various U.S. state tax jurisdictions from 2011.
As previously reported, the Italian tax authorities have assessed additional tax due from the Company’s subsidiary, Quaker Italia S.r.l., relating to the tax years 2007 through 2015. The Company has filed for competent authority relief from these assessments under the Mutual Agreement Procedures (“MAP”) of the Organization for Economic Co-Operation and Development for all years except 2007. In 2020, the respective tax authorities in Italy, Spain, and the Netherlands reached agreement with respect to the MAP proceedings, which the Company has accepted. As of December 31, 2022, the Company has received $1.6 million in refunds from the Netherlands and Spain. In February 2022, the Company received a settlement notice from the Italian taxing authorities confirming the amount due of $2.6 million, having granted the Company’s request to utilize its remaining net operating losses to partially offset the liability. As of December 31, 2022, the Company has paid the full settlement, of which approximately $0.2 million was refunded.
Houghton Italia, S.r.l is also involved in a corporate income tax audit with the Italian tax authorities covering tax years 2014 through 2018. During the fourth quarter of 2021, the Company settled a portion of the Houghton Italia, S.r.l. corporate income tax audit with the Italian tax authorities for the tax years 2014 and 2015. During the year ended December 31, 2022, the Company settled tax years 2016 through 2018 for a total of $2.0 million. In total, the Company has now settled all years 2014 through 2018 for $3.7 million. Accordingly, the Company has released all reserves relating to this audit for the settled tax years. As a result of the settlement and reserve release the Company recognized a net benefit to the tax provision of $1.9 million during the year ended December 31, 2022. The Company has an indemnification receivable of $3.6 million in connection with its claim against the former owners of Houghton for any pre-Combination tax liabilities arising from this matter, as well as other audit settlements and tax matters.
Houghton Deutschland GmbH was also under audit by the German tax authorities for tax years 2015 through 2017. In the second quarter of 2022, the Company settled the corporate tax audit for the tax years 2015-2017 with the German tax authorities for a total of $0.3 million. The Company has an indemnification receivable of $0.3 million in connection with its claim against the former owners of Houghton for any pre-Combination tax liabilities arising from this matter.